Form N-23C-3
                        NOTIFICATION OF REPURCHASE OFFER
                             PURSUANT TO RULE 23C-3


1.       Investment Company Act File Number 811-09269
         Date of Notification:  October 12, 1999

2. Exact name of investment company as specified in registration statement:

                            KEMPER FLOATING RATE FUND

3.       Address of principal executive office:

                            222 SOUTH RIVERSIDE PLAZA
                             CHICAGO, ILLINOIS 60606

4.       Check one of the following:

         A.       [ X ]    The notification pertains to a periodic repurchase
                           offer under paragraph (b) of Rule 23c-3.

         B.       [  ]     The notification pertains to a discretionary
                           repurchase offer under paragraph (c) of Rule 23c-3.

         C.       [  ]     The notification pertains to a periodic repurchase
                           offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:     /s/ Phillip J. Collora
      -------------------------------
      Philip J. Collora
      Vice President and Secretary

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KEMPER FUNDS



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THIS IS NOTIFICATION OF THE SCHEDULED QUARTERLY REPURCHASE OFFER. IF YOU ARE NOT INTERESTED IN SELLING YOUR SHARES AT THIS TIME, NO ACTION IS NECESSARY
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October 12, 1999

Dear Kemper Floating Rate Fund Shareholder:

This notice is to inform you of the date for your Fund's next quarterly repurchase offer. If you are not interested in selling your shares at this time, no action is necessary.

This repurchase offer applies only to the Fund's Class B shares. The first repurchase offer for the Fund's Class A and Class C shares will be in February, 2000.

The  repurchase  offer period will begin on October 12, 1999 and end on November
12, 1999. The purpose of this repurchase offer is to provide liquidity to shareholders. Fund shares can currently be tendered for repurchase at net asset value only during one of the Fund's scheduled quarterly repurchase offers. If you would like to submit your shares for repurchase, complete the Repurchase Request Form included with this letter and return it to: Kemper Funds, Attn:
Redemption Department, P.O. Box 219557, Kansas City, Missouri 64121-9557.

Repurchase requests for Class B shares held for less than four years may be subject to an early withdrawal charge. In addition, you may be charged a transaction fee for this service by your financial consultant or broker. If you have no need or desire to sell shares, simply disregard this notice. We will contact you again next quarter to notify you of the next repurchase privilege.

ALL REPURCHASE REQUESTS MUST BE RECEIVED IN GOOD ORDER BY THE FUND BY 3:00 P.M. CENTRAL TIME ON NOVEMBER 12, 1999.

Please refer to the enclosed Repurchase Offer Statement if you have any questions, or call the Fund at (800) 621-1048 or your financial consultant or broker. If your shares are held of record through your financial consultant or broker, you must contact them to participate in this repurchase offer.

Sincerely,

Kemper Floating Rate Fund

                            KEMPER FLOATING RATE FUND

                           Repurchase Offer Statement
                                October 12, 1999

[Logo]
Kemper Funds


This repurchase offer of Kemper Floating Rate Fund (the "Fund") and acceptance of the repurchase offer by tender of shares of the Fund are made upon the terms and conditions set forth in this Repurchase Offer Statement and Repurchase Request Form and the Fund's currently effective registration statement.

1. THE OFFER. The Fund is offering to repurchase for cash up to seven percent (7%) of its issued and outstanding Class B shares of beneficial interest ("Shares") as of the Repurchase Request Deadline (defined below) at a price equal to the net asset value ("NAV") of the Shares as of the close of the New York Stock Exchange on the date the NAV for the Offer is determined (the "Repurchase Pricing Date") less any applicable early withdrawal charge (described below) upon the terms and conditions set forth herein, and in accordance with the Fund's currently effective registration statement, which terms constitute the "Offer." The purpose of the Offer is to provide liquidity to shareholders since no secondary market exists for the Shares. The Offer is not conditioned upon the tender for repurchase of any minimum number of Shares.

2. NET ASSET VALUE. The NAV of the Fund on October 5, 1999 was $4.99 per Share. You must decide whether to tender Shares prior to the Repurchase Request Deadline, but the NAV at which the Fund will repurchase the Shares will not be calculated until the Repurchase Pricing Date. The NAV can fluctuate, and NAV on the Repurchase Pricing Date could be lower than NAV on the date you submitted your repurchase request. Please call Kemper Funds at (800) 621-1048 for the Fund's current NAV.

3. REPURCHASE REQUEST DEADLINE. All tenders of Shares for repurchase MUST be received in proper form by the Fund at the address indicated on the attached Repurchase Request Form on or before 3:00 p.m., Central time, on November 12, 1999, which is the "Repurchase Request Deadline."

4. REPURCHASE PRICING DATE. The NAV for the Offer must be determined no later than November 26, 1999, which is within fourteen days following the Repurchase Request Deadline. The Fund anticipates, however, that normally the Repurchase Pricing Date will be the same date as the Repurchase Request Deadline.

5. PAYMENT FOR SHARES REPURCHASED. Payment for all Shares repurchased pursuant to this Offer will be made not later than seven days after the Repurchase Pricing Date.

6. EARLY WITHDRAWAL CHARGE. Class B Shares are subject to an early withdrawal charge ("EWC") imposed on those Class B Shares accepted for repurchase that have been held for less than four years. Specifically, Class B Shares repurchased during the: (i) first year after purchase are subject to an EWC of 3.0%; (ii) second year after purchase are subject to an EWC of 2.5%; (iii) third year after purchase are subject to an EWC of 2.0%; and (iv) fourth year after purchase are subject to an EWC of 1.0%. Please check your holdings and the Fund's prospectus for further information.

7. INCREASE IN NUMBER OF SHARES REPURCHASED; PRO RATA REPURCHASE. If shareholders tender for repurchase more Shares than the Fund is offering to repurchase (the "Repurchase Offer Amount"), the Fund may (but is not obligated to) increase the number of Shares that the Fund is offering to repurchase by up to two percent (2%) of the Shares outstanding on the Repurchase Request Deadline.

         If the Fund determines not to repurchase the additional 2%, or if shareholders tender Shares in excess of the Repurchase Offer Amount plus the additional 2%, the Fund will repurchase Shares tendered on a pro rata basis. The Fund may, however, in its discretion accept all Shares tendered by shareholders who own less than 100 Shares and who tender all of their Shares, before pro-rating the Shares tendered by other shareholders.

         There can be no assurance that the Fund will be able to repurchase all Shares that you have tendered, even if you tender all Shares held in your account. In the event of an oversubscribed Offer, you may be unable to sell some or all of your Shares. You may have to wait until a subsequent Offer to tender Shares that the Fund is unable to repurchase, and you would be subject to the risk of NAV fluctuations during that time period.

8. WITHDRAWAL OF SHARES TO BE REPURCHASED. Repurchase requests submitted pursuant to the Offer may be modified or withdrawn at any time prior to 3:00 p.m., Central time, on November 12, 1999, by submitting written notice to: Kemper Funds, Attention: Redemption Department, PO Box 219557, Kansas City, Missouri 641-421-9557.

9. SUSPENSION OR POSTPONEMENT OF REPURCHASE OFFER. The Fund may suspend or postpone this Offer in limited circumstances and only by a vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund, as that term is defined in the Investment Company Act of 1940, as amended. The limited circumstances include the following: (i) if the repurchase would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended; (ii) for any period during which any market in which the securities owned by the Fund are principally traded is closed (other than customary weekend and holiday closings) or during which trading in such market is restricted;
         (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (iv) for such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund. You will be notified if the Fund suspends or postpones the Offer.

10. TAX CONSEQUENCES. Shareholders should consult their tax advisers regarding the specific tax consequences, including state and local tax consequences, of participating in the Offer and should review the tax information in the Fund's prospectus and statement of additional information. A tender of Shares pursuant to the Offer (including an exchange for shares of another Kemper Fund) will be treated as a taxable sale or exchange of the Shares if the tender (i) completely terminates the shareholder's interest in the Fund, (ii) is treated as a distribution that is "substantially disproportionate" or (iii) is treated as a distribution that is "not essentially equivalent to a dividend." A "substantially disproportionate" distribution generally requires a reduction of at least 20% in the shareholder's proportionate interest in the Fund after all Shares are tendered. A distribution "not essentially equivalent to a dividend" requires that there be a "meaningful reduction" in the shareholder's interest, which should be the case if the shareholder has a minimal interest in the Fund, exercises no control over Fund affairs and suffers a reduction in his or her proportionate interest.

         Under these rules, if a shareholder tenders all Shares that he or she owns or is considered to own, the shareholder will realize a taxable sale or exchange. If a shareholder tenders less than all of the Shares that he or she owns or is considered to own, the repurchase may not qualify as an exchange, and the proceeds received may be treated as a dividend, return of capital or capital gain, depending on the Fund's earnings and profits and the shareholder's basis in the tendered Shares. If that occurs, there is a risk that non-tendering shareholders may be considered to have received a deemed distribution as a result of the Fund's purchase of tendered Shares, and all or a portion of that deemed distribution may be taxable as a dividend.

         The Fund intends to take the position that tendering shareholders will qualify for sale or exchange treatment. If the transaction is treated as a sale or exchange for tax purposes, any gain or loss recognized will be treated as a capital gain or loss by shareholders who hold their Shares as a capital asset and as a long-term capital gain or loss if such Shares have been held for more than twelve months. If the transaction is not treated as a sale or exchange, the amount received upon a sale of Shares may consist in whole or in part of ordinary dividend income, a return of capital or capital gain, depending on the Fund's earnings and profits for its taxable year and the shareholder's tax basis in the Shares. In addition, if any amounts received are treated as a dividend to tendering shareholders, a constructive dividend may be received by non-tendering shareholders whose proportionate interest in the Fund has been increased as a result of the tender.

11. DOCUMENTS IN PROPER FORM. All questions as to validity, form, eligibility (including time of receipt) and acceptance of tenders of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares determined not to be in proper form or to refuse to accept for payment, purchase or pay for any Shares if, in the opinion of the Fund's counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer or any defect in any tender of Shares whether generally or with respect to any particular Share(s) or shareholder(s). The Fund's interpretations of the terms and conditions of the Offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be cured within such times as the Fund shall determine. Tenders of Shares will not be deemed to have been made until the defects or irregularities have been cured or waived.

         Neither the Fund, Scudder Kemper Investments, Inc. (the Fund's investment adviser), Kemper Distributors, Inc. (the Fund's distributor), nor any other person is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

                                      * * *

         Neither the Fund nor its Board of Trustees, Scudder Kemper Investments, Inc. or Kemper Distributors, Inc. makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision whether to tender Shares and, if so, how many Shares to tender.

         No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this Offer. No person has been authorized to give any information or to make any representations in connection with the Offer other than those contained herein or in the Fund's prospectus or statement of additional information. If given or made, such recommendation and such information and representation must not be relied upon as having been authorized by the Fund.

         For per Share net asset value and other information, or for a copy of the Fund's prospectus, call Kemper Funds at (800) 621-1048, or contact your financial adviser.

         Date:  October 12, 1999